UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 22, 2004

                       Alliance Semiconductor Corporation

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


      0-22594                                                  77-0057842
Commission File Number                                      (I.R.S. Employer
                                                          Identification Number)






                              2575 Augustine Drive
                          Santa Clara, California 95054
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (408) 855-4900

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITON



     (a) On April 22, 2004, Alliance Semiconductor issued a press release announcing its financial results for the fourth quarter and fiscal year ended March 27, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this form 8-K by reference.

Limitation on Incorporation by Reference

In accordance with general rule B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                Alliance Semiconductor Corporation


                                By:  /s/ Ronald K. Shelton
                                    ----------------------------------------
                                    Name:  Ronald K. Shelton
                                    Title: Chief Financial Officer and Vice
                                     President Finance and Administration
                                     April 22, 2004